UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06400

The Advisors’ Inner Circle Fund

(Exact name of registrant as specified in charter)

c/o CT Corporation

101 Federal Street

Boston, MA 02110

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end: October 31, 2016

Date of reporting period: October 31, 2016

Item 1.	Reports to Stockholders.

THE ADVISORS’ INNER CIRCLE FUND	RHJ FUNDS
OCTOBER 31, 2016

The RHJ Funds file their complete schedules of fund holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to fund securities, as well as information relating to how a Fund voted proxies relating to fund securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-866-474-5669; and (ii) on the Commission’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND	RHJ FUNDS
OCTOBER 31, 2016 (Unaudited)

SHAREHOLDERS’ LETTER

RHJ Funds Annual Report

Fiscal 2016 was another deceptive low return period for stocks. As always, there were many themes and storylines, some new and some familiar, that incited greed and induced fear. One of the unique facets of trading was that it wasn’t intuitive which headlines were going to have the most profound and lasting impact on the equity markets. During the period, large cap and small cap markets, as measured by the S&P 500 and Russell 2000 indices, returned 4.5% and 4.1% respectively, including dividends. This obfuscates, however, that the S&P 500 Index had fallen -12% by mid-February before rallying 19% into the first week of September. The highs and lows were even more pronounced for small cap stocks.

The New Year got off to an inauspicious start. Although markets had long been braced for the first interest rate hike in 7 years, the tolerance to absorb additional stresses was limited and quickly tested. U.S. manufacturing data worsened, which called into question the timing and prudence of the Federal Reserve decision. Oil continued its sharp descent in November and December, and eventually pierced $30 per barrel. Amid signs of slowing growth and strains in the banking system, Chinese stock markets were also halted two times in the first week of January, broadening the scope of the concern. The result was the worst 10-day start for U.S. stocks in history.

Although it wasn’t obvious at the time, stocks and oil prices bottomed in mid-February and began to rebound in lock-step. Decimated markets shelved the prospects for future rate hikes, and pushed more developed economies into negative interest rates. The stabilized oil price also alleviated some concern that domestic banks were going to be saddled with a new wave of bad loans. What was unusual, however, was the extent of the continued correlation between stock markets and oil prices, and it wasn’t entirely clear which was driving which. But the combination managed to turn an overdue bounce into a surprisingly complacent rally, despite widespread acknowledgement of a manufacturing and earnings recession.

The biggest surprise of fiscal 2016, however, was the unexpected outcome of the Brexit referendum in the UK, and the resilience of the capital markets to such an enormous change in script. While the vote initially roiled global markets and was billed as the harbinger of the break-up of the European Union, the tumult was short-lived. Within a week, U.S. equities had recouped most of their losses, and by end of summer, most domestic indices were hitting new (record) highs. The implication was that the bounce that grew into a recovery had evolved into another broad-based rally in risk assets.

In the past two months there has been a pronounced reemergence of doubt and volatility. Nevertheless, questions remain about what drove the momentum that propelled risk assets for so much of the year, and what it portends for the future. In

THE ADVISORS’ INNER CIRCLE FUND	RHJ FUNDS
OCTOBER 31, 2016 (Unaudited)

our view, the most plausible explanation for the rally is also the simplest: stocks are a more attractive alternative than bonds in the low interest rate environment, and the consternation at the beginning of the year coupled with the systemic risk of exit from the EU has ensured that rates stay lower for longer. The bottom line is that the Federal Reserve signaled four rates hikes at the start of the year, but has yet to do one.

On November 8th, Donald Trump was elected the 45th U.S. President in a stunning upset. Heading into the vote, major outlets had put the probability of a Clinton victory in the 70-90% range. Once again, the stock market reaction was also much better than feared. The fact that shock has become commonplace, however, serves as an important reminder of how difficult it is to predict the future. We remain razor-focused on bottom-up stock picking, investing in good businesses with attractive growth prospects, where we believe positive fundamental change is occurring.

RHJ SMID Cap Portfolio

As of October 31, 2016	6 Months	Calendar YTD	1 Year
RHJ SMID Cap Portfolio	(2.79)%	(2.95)%	(6.96)%
Russell 2500 Index	4.35%	6.31%	3.98%
Russell 2500 Growth Index	3.15%	1.37%	(0.00)%

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost, and current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please call 1.866.474.5669.

The Gross Expense Ratio is 2.84%. The Net Expense Ratio is 1.14%. The Adviser has contractually agreed to waive fees and reimburse expenses until February 28, 2018. In the absence of current fee waivers, total return and yield would be reduced.

For the year ended October 31, 2016, the RHJ SMID Cap Portfolio (the “Fund”) returned -6.96%, significantly underperforming the Russell 2500 Index return of 3.98%.

Consumer Discretionary and Health Care combined were responsible for the majority of the relative underperformance for the year. Within the overweight Consumer Discretionary sector, stock selection lagged with a -22% return compared to down 3% for the index. The Fund also had an overweight exposure to Health Care names and stock selection also lagged with a -12% return vs. an index loss of -7%. For the year, our significant underweight to Real Estate (2% vs. 10% for the index) was an added negative, combined with a -31% return vs. the index’s 9% result.

THE ADVISORS’ INNER CIRCLE FUND	RHJ FUNDS
OCTOBER 31, 2016 (Unaudited)

The top performing sectors for the year in the index were Materials (up 14%) and Utilities (up 19%), where the Fund had no exposure and this also hurt the Fund.

Unfortunately, the Fund only had one sector to offset the negatives. Within the overweight Technology sector (23% vs. 15% for the index), stock selection was much better, with a 9% return vs. 7% for the index.

RHJ Small Cap Portfolio

As of October 31, 2016	6 Months	Calendar YTD	1 Year
RHJ Small Cap Portfolio	2.01%	(0.29)%	(5.18)%
Russell 2000 Index	6.13%	6.16%	4.11%
Russell 2000 Growth Index	4.71%	0.80%	(0.49)%

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost, and current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please call 1.866.474.5669.

The Gross Expense Ratio is 1.56%. The Net Expense Ratio is 1.07%. The Adviser has contractually agreed to waive fees and reimburse expenses until February 28, 2018. In the absence of current fee waivers, total return and yield would be reduced.

The RHJ Small Cap Portfolio (the “Fund”) returned -5.18% for the year ended October 31, 2016, underperforming the Russell 2000 Index return of 4.11%.

It was also a tough year for the Fund. Volatility was high as equity markets see-sawed between periods of steep corrections followed by increased “risk-on” rallies. It was a difficult environment for our Funds which typically avoid the extremes of the market, by extremes, we mean the high beta, speculative stocks that tend to rally in this environment.

Health Care detracted the most from relative results for the year, losing 18% vs. a market loss of 8%. Our overweight to Industrials (20% vs. 13% for the index) was a positive but stock selection within the sector lagged with a -5% return compared to a 7% return for the index sector. Our overweight to Technology (28% vs. 18%) was also additive for the period, but stocks were up only 4% vs. a market gain of 11%.

On a positive note, our underweight to Energy (1% vs. 3%), the worst performing sector of the index, was additive to relative performance. Within the underweight Financials sector (7% vs. 17% of the index), stock selection was strong with 10% return, 3% ahead of the benchmark.

THE ADVISORS’ INNER CIRCLE FUND	RHJ FUNDS
OCTOBER 31, 2016 (Unaudited)

RHJ Micro Cap Portfolio

As of October 31, 2016	6 Months	Calendar YTD	1 Year
RHJ Micro Cap Portfolio	10.11%	7.95%	6.07%
Russell Microcap Index	5.65%	3.14%	1.54%
Russell Microcap Growth Index	3.58%	(3.21)%	(4.63)%

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost, and current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please call 1.866.474.5669.

Shareholders may pay a 2.00% redemption fee when they redeem shares held for less than 90 days. The Gross Expense Ratio is 1.55%. The Net Expense Ratio is 1.36%.

The RHJ Micro Cap Portfolio (the “Fund”) posted a return of 6.07% for the year ended October 31, 2016, outperforming the Russell Microcap Index return of 1.54%.

The Fund performed much better on a relative basis than RHJ’s Small and SMID Cap Funds this year, largely due to strong stock selection within the overweight Industrials sector, up 24% compared to a 3% return for the index sector. Health Care along with Energy were the two worst performing sectors in the index, but were significantly additive to Fund relative performance. Within Health Care the Fund names outperformed significantly with a 2% return compared to -13% for the index, and while stock selection within Energy lagged (-34% vs. -24%), the Fund’s underweight exposure (1% vs. 4% of the index) was a strong positive.

On the other hand, the Fund lost ground in three interest-rate-sensitive sectors: the top performing index sectors where the Fund has no exposure were Utilities and Real Estate, up 33% and 18% respectively. The third was Financials where the Fund was significantly underweight (6% vs. 26%), and underperformed with a 6% return, 4% behind the benchmark.

Investment Management Team

The RHJ Funds

November 11, 2016

This represents management’s assessment of the Funds and the market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.

THE ADVISORS’ INNER CIRCLE FUND	RHJ FUNDS
OCTOBER 31, 2016 (Unaudited)

Past performance is not a guarantee of future results. Mutual fund investing involves risk including the possible loss of principal. There are specific risks inherent in small cap investing, such as greater share volatility as compared to other funds that invest in stocks of companies with larger and potentially more stable market capitalizations.

Definition of Comparative Indices

Russell 2000 Index is an unmanaged index comprised of 2,000 stocks of U.S. companies with small market capitalization.

Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2500 Index is an unmanaged index comprised of 2,500 stocks of U.S. companies with small to mid-cap market capitalizations.

Russell 2500 Growth Index measures the performance of those Russell 2500 companies with higher price-to-book and higher forecasted growth values.

Russell Microcap Index is an unmanaged index that consists of the smallest 2,000 securities in the small-cap Russell 2000 Index plus the next 2,000 securities.

Russell Microcap Growth Index measures the performance of those Russell Microcap companies with higher price-to-book ratios and higher forecasted growth values.

S&P 500 Index is an unmanaged index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the U.S. stock market. The return per the total return index reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

THE ADVISORS’ INNER CIRCLE FUND	RHJ SMID CAP PORTFOLIO
OCTOBER 31, 2016 (Unaudited)

Growth of a $10,000 Investment

	AVERAGE ANNUAL TOTAL RETURN* FOR YEARS ENDED OCTOBER 31, 2016
	1 Year	3 Years	5 Years	10 Years	Inception to Date
Rice Hall James SMID Cap Portfolio†	-6.96%	-0.17%	5.88%	3.83%	5.98%
Russell 2500 Index	3.98%	5.17%	12.22%	7.00%	8.81%
Russell 2500 Growth Index	-0.00%	4.72%	11.71%	7.72%	9.12%

†	The Rice Hall James SMID Cap Portfolio commenced operations on July 30, 2004.

*	If the Adviser and/or Fund’s service providers had not limited certain expenses, the Fund’s total return would have been lower.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost, and current performance may be higher or lower than the performance quoted. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends but, unlike a fund’s returns, do not reflect the deduction of any fees or expenses. If such fees and expenses were included in the index returns the performance would have been lower.

Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations may change at any given time; they do not constitute, and should not be considered, recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative indices on page 5.

THE ADVISORS’ INNER CIRCLE FUND	RHJ SMALL CAP PORTFOLIO
OCTOBER 31, 2016 (Unaudited)

Growth of a $10,000 Investment

	AVERAGE ANNUAL TOTAL RETURN* FOR YEARS ENDED OCTOBER 31, 2016
	1 Year	3 Years	5 Years	10 Years	Inception to Date
Rice Hall James Small Cap Portfolio†	-5.18%	2.31%	8.45%	7.41%	8.66%
Russell 2000 Index	4.11%	4.12%	11.51%	5.96%	7.89%
Russell 2000 Growth Index	-0.49%	3.70%	11.34%	6.92%	6.04%

†	The Rice Hall James Small Cap Portfolio commenced operations on November 1, 1996.

*	If the Adviser and/or Fund’s service providers had not limited certain expenses, the Fund’s total return would have been lower.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost, and current performance may be higher or lower than the performance quoted. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends but, unlike a fund’s returns, do not reflect the deduction of any fees or expenses. If such fees and expenses were included in the index returns the performance would have been lower.

Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations may change at any given time; they do not constitute, and should not be considered, recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative indices on page 5.

THE ADVISORS’ INNER CIRCLE FUND	RHJ MICRO CAP PORTFOLIO
OCTOBER 31, 2016 (Unaudited)

Growth of a $10,000 Investment

	AVERAGE ANNUAL TOTAL RETURN* FOR YEARS ENDED OCTOBER 31, 2016
	1 Year	3 Years	5 Years	10 Years	Inception to Date
Rice Hall James Micro Cap Portfolio†	6.07%	3.17%	11.49%	5.68%	11.19%
Russell MicroCap Index	1.54%	3.19%	12.17%	4.27%	N/A
Russell MicroCap Growth Index	-4.63%	2.01%	11.20%	4.62%	N/A

†	The Rice Hall James Micro Cap Portfolio commenced operations on July 1, 1994.

*	If the Adviser and/or Fund’s service providers had not limited certain expenses, the Fund’s total return would have been lower.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost, and current performance may be higher or lower than the performance quoted. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends but, unlike a fund’s returns, do not reflect the deduction of any fees or expenses. If such fees and expenses were included in the index returns the performance would have been lower.

Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations may change at any given time; they do not constitute, and should not be considered, recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative indices on page 5.

THE ADVISORS’ INNER CIRCLE FUND	RHJ SMID CAP PORTFOLIO
OCTOBER 31, 2016

SECTOR WEIGHTINGS (Unaudited)†

†	Percentages based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 97.9%**
	Shares	Value

CONSUMER DISCRETIONARY — 13.6%
Brunswick	2,136	$92,916
Deckers Outdoor*	1,419	74,058
Genesco*	1,687	90,761
Gentex	5,264	89,014
Harman International Industries	777	61,935
Hasbro	1,047	87,330
Kate Spade*	3,474	58,189

		554,203

CONSUMER STAPLES — 4.1%
Pinnacle Foods	1,839	94,561
US Foods Holding*	3,256	73,586

		168,147

ENERGY — 1.9%
Core Laboratories	817	79,224

FINANCIALS — 8.3%
Bank of the Ozarks	2,213	81,793
Comerica	1,464	76,260
Umpqua Holdings	5,030	76,858
Zions Bancorporation	3,129	100,785

		335,696

HEALTH CARE — 19.5%
Acadia Healthcare*	1,538	55,307
AmSurg*	2,047	122,308
Bio-Techne	967	100,558

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	RHJ SMID CAP PORTFOLIO
OCTOBER 31, 2016

COMMON STOCK — continued
	Shares	Value

HEALTH CARE — continued
Centene*	1,423	$88,909
Edwards Lifesciences*	864	82,270
INC Research Holdings, Cl A*	1,866	85,276
Mednax*	1,249	76,501
Premier, Cl A*	1,996	63,553
STERIS	1,738	116,133

		790,815

INDUSTRIALS — 24.4%
Beacon Roofing Supply*	1,022	42,965
Dover	962	64,348
Dycom Industries*	718	55,236
Healthcare Services Group	2,693	99,560
IDEX	1,110	95,948
KAR Auction Services	2,124	90,440
Kirby*	1,177	69,384
Middleby*	894	100,226
Nordson	1,107	110,844
Proto Labs*	1,467	65,575
WABCO Holdings*	836	82,313
Xylem	2,333	112,754

		989,593

INFORMATION TECHNOLOGY — 25.1%
ARRIS International*	3,173	88,146
CDW	1,798	80,748
Ciena*	4,591	88,974
CSRA	3,193	80,112
Electronics For Imaging*	1,933	82,211
FLIR Systems	3,649	120,125
Himax Technologies ADR	8,973	70,438
IPG Photonics*	1,215	117,867
j2 Global	813	57,845
Microchip Technology	1,415	85,678
Teradyne	6,275	146,145

		1,018,289

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	RHJ SMID CAP PORTFOLIO
OCTOBER 31, 2016

COMMON STOCK — continued
	Shares	Value
REAL ESTATE — 1.0%
CBRE Group, Cl A*	1,539	$39,645

TOTAL COMMON STOCK (Cost $3,627,645)		3,975,612

SHORT-TERM INVESTMENT (A) — 2.1%
CASH EQUIVALENT — 2.1%
Dreyfus Treasury Cash Management Fund, Cl A 0.170% (Cost $85,831)	85,831	85,831

TOTAL INVESTMENTS — 100.0% (Cost $3,713,476)		$4,061,443

Percentages are based on Net Assets of $4,062,684.

*	Non-income producing security.
**	More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.
(A)	The rate reported is the 7-day effective yield as of October 31, 2016.
ADR	— American Depositary Receipt
Cl	— Class

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	RHJ SMALL CAP PORTFOLIO
OCTOBER 31, 2016

SECTOR WEIGHTINGS (Unaudited) †

†	Percentages based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 97.5%**
	Shares	Value

CONSUMER DISCRETIONARY — 14.2%
BJ’s Restaurants*	18,800	$678,680
Deckers Outdoor*	13,700	715,003
Dorman Products*	12,300	790,152
Five Below*	15,800	593,764
Helen of Troy*	9,700	790,550
IMAX*	28,300	856,075
Oxford Industries	10,466	656,427
Texas Roadhouse, Cl A	20,000	810,400

		5,891,051

CONSUMER STAPLES — 2.6%
Amplify Snack Brands*	27,700	401,373
Snyder’s-Lance	18,600	661,602

		1,062,975

ENERGY — 0.7%
Gulfport Energy*	12,700	306,197

FINANCIALS — 7.9%
Banner	10,100	455,914
Cathay General Bancorp	25,100	751,745
Columbia Banking System	13,280	438,506
Glacier Bancorp	24,800	700,848
UMB Financial	14,700	912,135

		3,259,148

HEALTH CARE — 19.5%
Albany Molecular Research*	55,700	868,363
Analogic	11,100	908,535

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	RHJ SMALL CAP PORTFOLIO
OCTOBER 31, 2016

COMMON STOCK — continued
	Shares	Value

HEALTH CARE — continued
Depomed*	22,800	$509,808
Ensign Group	38,200	705,554
Globus Medical, Cl A*	37,300	825,449
HealthSouth	18,800	754,820
Impax Laboratories*	18,500	371,850
INC Research Holdings, Cl A*	19,400	886,580
LivaNova*	12,900	731,172
Natus Medical*	18,600	731,910
Premier, Cl A*	13,100	417,104
Quality Systems	29,500	380,255

		8,091,400

INDUSTRIALS — 20.3%
Albany International, Cl A	18,700	762,025
Beacon Roofing Supply*	10,400	437,216
Caesarstone*	11,200	395,920
Dycom Industries*	4,700	361,571
FTI Consulting*	26,600	1,036,336
Healthcare Services Group	24,700	913,159
Matson	24,000	958,560
Mueller Water Products, Cl A	77,600	956,032
Proto Labs*	11,200	500,640
TASER International*	30,400	680,352
Tetra Tech	36,300	1,395,735

		8,397,546

INFORMATION TECHNOLOGY — 27.8%
Acxiom*	32,800	772,768
Advanced Energy Industries*	16,500	787,050
Ambarella*	10,900	668,933
Blackhawk Network Holdings, Cl A*	20,900	720,005
BroadSoft*	16,400	681,420
Coherent*	7,000	728,840
Electronics For Imaging*	16,100	684,733
EPAM Systems*	9,300	598,641
Himax Technologies ADR	71,453	560,906
Integrated Device Technology*	39,300	813,903
Ixia*	69,000	824,550

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	RHJ SMALL CAP PORTFOLIO
OCTOBER 31, 2016

COMMON STOCK — continued
	Shares	Value

INFORMATION TECHNOLOGY — continued
MAXIMUS	7,300	$380,038
NIC	27,000	619,650
Pegasystems	26,300	812,670
PTC*	20,100	953,544
Silicon Laboratories*	15,500	929,225

		11,536,876

MATERIALS — 4.5%
Balchem	13,100	994,290
Sensient Technologies	11,500	856,865

		1,851,155

TOTAL COMMON STOCK (Cost $36,344,847)		40,396,348

SHORT-TERM INVESTMENT (A) — 2.7%
CASH EQUIVALENT — 2.7%
Dreyfus Treasury Cash Management Fund, Cl A, 0.170% (Cost $1,122,202)	1,122,202	1,122,202

TOTAL INVESTMENTS — 100.2% (Cost $37,467,049)		$41,518,550

Percentages are based on Net Assets of $41,424,620.

*	Non-income producing security.
**	More narrow industries are utilized for compliance purposes whereas broad sectors are utilized for reporting purposes.
(A)	The rate reported is the 7-day effective yield as of October 31, 2016.
ADR	— American Depositary Receipt
Cl	— Class

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	RHJ MICRO CAP PORTFOLIO
OCTOBER 31, 2016

SECTOR WEIGHTINGS (Unaudited) †

†	Percentages based on total investments.

SUMMARY SCHEDULE OF INVESTMENTS
COMMON STOCK — 98.2%**
	% of Net Assets	Shares	Value

CONSUMER DISCRETIONARY — 18.2%
Capella Education	1.3%	7,900	$577,490
Cavco Industries*	1.6	7,900	729,960
Fox Factory Holding*	1.9	38,400	833,280
Lifetime Brands	1.3	40,356	571,037
Marcus	1.1	19,500	516,750
MarineMax*	1.4	32,200	642,390
MCBC Holdings	1.1	43,100	480,134
Nutrisystem	1.2	17,400	551,580
Potbelly*	1.4	46,900	612,045
Universal Electronics*	1.7	10,800	757,620
Other Securities	4.2		1,910,516

			8,182,802

CONSUMER STAPLES — 2.8%
Farmer Bros*	1.6	21,300	696,510
Inter Parfums	1.2	16,700	544,420

			1,240,930

FINANCIALS — 7.6%
Guaranty Bancorp	1.1	25,447	483,493
Heritage Financial	1.0	25,300	465,520
State Bank Financial	1.2	24,600	542,430
Yadkin Financial	1.4	22,200	615,828
Other Securities	2.9		1,295,657

			3,402,928

HEALTH CARE — 17.8%
ANI Pharmaceuticals*	1.3	9,700	579,090
Cross Country Healthcare*	1.5	61,100	682,487

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	RHJ MICRO CAP PORTFOLIO
OCTOBER 31, 2016

COMMON STOCK — continued
	% of Net Assets	Shares	Value

HEALTH CARE — continued
LeMaitre Vascular	1.9%	41,200	$862,728
MiMedx Group*	1.7	86,700	772,497
Natus Medical*	1.2	13,700	539,095
Repligen*	1.3	19,800	565,686
Surmodics*	1.4	25,500	634,950
U.S. Physical Therapy	1.7	13,000	739,700
Vocera Communications*	1.5	36,400	669,760
Other Securities	4.3		1,952,978

			7,998,971

INDUSTRIALS — 27.8%
AAR	2.0	27,300	878,241
Alamo Group	1.6	10,900	707,628
Apogee Enterprises	1.0	11,600	472,700
Astronics*	1.0	12,511	463,157
Astronics, Cl B*	0.2	1,637	60,556
CBIZ*	1.0	41,300	456,365
CRA International	1.3	18,900	588,546
Echo Global Logistics*	1.3	27,100	574,520
ESCO Technologies	1.3	12,500	556,875
Exponent	1.5	11,800	675,550
GP Strategies*	1.4	25,200	651,420
ICF International*	1.6	15,400	714,560
Insperity	1.4	8,100	609,120
John Bean Technology	1.0	5,800	463,130
KEYW Holding*	1.0	43,700	458,413
Lydall*	1.5	14,600	682,550
Navigant Consulting*	1.9	36,200	847,080
Quanex Building Products	1.2	32,000	521,600
Sterling Construction*	1.1	69,000	502,320
Other Securities	3.5		1,603,150

			12,487,481

INFORMATION TECHNOLOGY — 18.6%
Autobytel*	1.5	41,400	676,890
Brooks Automation	1.6	54,600	711,438
ePlus*	1.1	5,200	476,060
Fabrinet*	1.9	22,500	854,100
Mesa Laboratories	1.1	3,800	479,712
Park City Group*	1.2	42,681	561,255
Photronics*	1.1	52,900	513,130

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	RHJ MICRO CAP PORTFOLIO
OCTOBER 31, 2016

COMMON STOCK — continued
	% of Net Assets	Shares	Value

INFORMATION TECHNOLOGY — continued
Tower Semiconductor*	1.2%	34,500	$536,475
WNS Holdings ADR* (A)	1.7	27,678	761,145
Other Securities	6.2		2,782,673

			8,352,878

MATERIALS — 2.0%
Calgon Carbon	1.0	29,400	464,520
Other Securities	1.0		430,260

			894,780

TELECOMMUNICATION SERVICES — 3.4%
8x8*	1.2	37,000	527,250
Vonage Holdings*	2.2	146,700	1,006,362

			1,533,612

TOTAL COMMON STOCK (Cost $35,846,317)			44,094,382

SHORT-TERM INVESTMENT (A) — 3.1%
CASH EQUIVALENT — 3.1%
Dreyfus Treasury Cash Management Fund, Cl A, 0.170% (Cost $1,375,313)	3.1	1,375,313	1,375,313

TOTAL INVESTMENTS — 101.3% (Cost $37,221,630)			$45,469,695

Percentages are based on Net Assets of $44,887,762.

*	Non-income producing security.
**	More narrow industries are utilized for compliance purposes whereas broad sectors are utilized for reporting purposes.
(A)	The rate reported is the 7-day effective yield as of October 31, 2016.
ADR	— American Depositary Receipt
Cl	— Class

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). Footnotes above may apply to securities that are included in “Other Securities.” For further detail, the complete schedule of portfolio holdings is available (i) without charge, upon request, by calling 1-866-474-5669; and (ii) on the SEC’s website at http://www.sec.gov.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	RHJ FUNDS
OCTOBER 31, 2016

STATEMENTS OF ASSETS AND LIABILITIES

	SMID Cap Portfolio	Small Cap Portfolio	Micro Cap Portfolio
Assets:
Investments at Value (Cost $3,713,476, $37,467,049 and $37,221,630, respectively)	$4,061,443	$41,518,550	$45,469,695
Receivable for Investment Securities Sold	—	—	496,316
Prepaid Expenses	9,755	15,067	12,804
Receivable for Capital Shares Sold	540	2,380	7,170
Dividends Receivable	935	134	7,125
Receivable Due from Investment Adviser	3,385	—	—

Total Assets	4,076,058	41,536,131	45,993,110

Liabilities:
Payable to Investment Adviser	—	6,749	16,751
Payable to Administrator	671	6,886	7,266
Payable to Trustees	324	3,331	3,486
Chief Compliance Officer Fees Payable	134	1,376	1,439
Payable for Investment Securities Purchased	—	—	1,022,242
Payable for Capital Shares Redeemed	—	44,709	—
Other Accrued Expenses	12,245	48,460	54,164

Total Liabilities	13,374	111,511	1,105,348

Net Assets	$4,062,684	$41,424,620	$44,887,762

Net Assets Consist of:
Paid-in Capital	$5,855,430	$35,993,714	$37,232,853
Accumulated Net Investment Loss	(8,490)	(156,565)	(83,857)
Accumulated Net Realized Gain (Loss) on Investments	(2,132,223)	1,535,970	(509,299)
Net Unrealized Appreciation on Investments	347,967	4,051,501	8,248,065

Net Assets	$4,062,684	$41,424,620	$44,887,762

Institutional Class Shares:
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	n/a	4,077,525	1,537,008

Investor Class Shares:
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	228,504	n/a	n/a

Net Asset Value,
Per share — Institutional Class	n/a	$10.16	$29.20

Net Asset Value,
Per share — Investor Class	$17.78	n/a	n/a

*	Redemption price per share may be less if the shares are redeemed less than 90 days from the date of purchase. See Note 2 of the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	RHJ FUNDS
FOR THE YEAR ENDED
OCTOBER 31, 2016

STATEMENTS OF OPERATIONS

	SMID Cap Portfolio	Small Cap Portfolio	Micro Cap Portfolio
Investment Income
Dividends	$37,522	$325,128	$400,772
Interest	—	2,266	—
Less: Foreign Taxes Withheld	(350)	(3,771)	—

Total Income	37,172	323,623	400,772

Expenses
Investment Advisory Fees	38,187	358,622	314,236
Distribution Fees	10,608	—	—
Shareholder Servicing Fees	—	47,449	43,751
Administration Fees	10,253	108,549	100,347
Trustees’ Fees	1,329	14,012	13,176
Chief Compliance Officer Fees	706	4,579	4,383
Transfer Agent Fees	25,328	59,976	56,726
Registration and Filing Fees	18,289	22,912	29,636
Printing Fees	3,893	16,590	23,107
Audit Fees	2,387	24,765	25,784
Legal Fees	2,332	24,572	22,820
Custodian Fees	5,000	5,000	2,873
Other Expenses	2,044	12,799	12,005

Expenses Before Expense Waiver and Fees Paid Indirectly	120,356	699,825	648,844

Less:
Waiver of Investment Advisory Fees	(38,187)	(212,011)	(75,076)
Reimbursement of Other Operating Expenses	(33,769)	—	—
Fees Paid Indirectly(1)	(581)	(7,626)	(4,958)

Net Expenses After Expense Waiver, Reimbursement and Fees Paid Indirectly.	47,819	480,188	568,810

Net Investment Loss	(10,647)	(156,565)	(168,038)

Net Realized Gain (Loss) on Investments	(173,083)	1,650,031	1,115,548
Net Change in Unrealized Appreciation (Depreciation) on Investments	(126,388)	(3,807,287)	1,812,392

Total Net Realized and Unrealized Gain (Loss) on Investments	(299,471)	(2,157,256)	2,927,940

Net Increase (Decrease) in Net Assets Resulting from Operations	$(310,118)	$(2,313,821)	$2,759,902

(1)	See Note 4 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	RHJ SMID CAP PORTFOLIO

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended October 31, 2016	Year Ended October 31, 2015
Operations:
Net Investment Loss	$(10,647)	$(13,754)
Net Realized Gain (Loss) on Investments	(173,083)	416,197
Net Change in Unrealized Appreciation (Depreciation) on Investments	(126,388)	(404,155)

Net Decrease in Net Assets Resulting in Operations	(310,118)	(1,712)

Capital Share Transactions:
Issued	107,916	431,958
Redeemed	(274,134)	(967,550)

Net Decrease in Net Assets from Capital Share Transactions	(166,218)	(535,592)

Total Decrease in Net Assets	(476,336)	(537,304)
Net Assets:
Beginning of Year	4,539,020	5,076,324

End of Year	$4,062,684	$4,539,020

Accumulated Net Investment Loss	$(8,490)	$(14,917)

Shares Issued and Redeemed:
Issued	6,105	22,062
Redeemed	(15,061)	(48,343)

Net Decrease in Shares Outstanding from Share Transactions	(8,956)	(26,281)

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	RHJ SMALL CAP PORTFOLIO

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended October 31, 2016	Year Ended October 31, 2015
Operations:
Net Investment Loss	$(156,565)	$(221,131)
Net Realized Gain on Investments	1,650,031	10,589,512
Net Change in Unrealized Appreciation (Depreciation) on Investments	(3,807,287)	(7,903,960)

Net Increase (Decrease) in Net Assets Resulting in Operations	(2,313,821)	2,464,421

Distributions:
Net Realized Gain	(9,784,754)	(14,030,743)

Total Distributions	(9,784,754)	(14,030,743)

Capital Share Transactions:
Issued	9,277,751	5,885,785
Reinvestment of Distributions	9,613,256	13,268,828
Redeemed	(13,582,646)	(33,153,818)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	5,308,361	(13,999,205)

Total Decrease in Net Assets	(6,790,214)	(25,565,527)
Net Assets:
Beginning of Year	48,214,834	73,780,361

End of Year	$41,424,620	$48,214,834

Accumulated Net Investment Loss	$(156,565)	$—

Shares Issued and Redeemed:
Issued	886,880	402,666
Reinvestment of Distributions	937,879	1,008,987
Redeemed	(1,289,354)	(2,108,901)

Net Increase (Decrease) in Shares Outstanding from Share Transactions.	535,405	(697,248)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	RHJ MICRO CAP PORTFOLIO

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended October 31, 2016	Year Ended October 31, 2015
Operations:
Net Investment Loss	$(168,038)	$(477,364)
Net Realized Gain on Investments	1,115,548	560,030
Net Change in Unrealized Appreciation (Depreciation) on Investments	1,812,392	(82,364)

Net Increase in Net Assets Resulting in Operations	2,759,902	302

Capital Share Transactions:
Issued	4,264,054	8,715,857
Redemption Fees(1)	—	424
Redeemed	(5,629,510)	(4,301,498)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(1,365,456)	4,414,783

Total Increase in Net Assets	1,394,446	4,415,085
Net Assets:
Beginning of Year	43,493,316	39,078,231

End of Year	$44,887,762	$43,493,316

Accumulated Net Investment Loss	$(83,857)	$(408,566)

Shares Issued and Redeemed:
Issued	162,783	307,670
Redeemed	(205,368)	(149,054)

Net Increase (Decrease) in Shares Outstanding from Share Transactions.	(42,585)	158,616

(1)	See Note 2 in the Notes to Financial Statements

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	RHJ SMID CAP PORTFOLIO

FINANCIAL HIGHLIGHTS

	Selected Per-Share Data & Ratios For a Share Outstanding Throughout Each Year

	Years Ended October 31,
	2016	2015		2014	2013	2012
Net Asset Value, Beginning of Year	$19.11	$19.25		$17.87	$13.18	$13.49

Income (Loss) from Investment Operations:
Net Investment Income (Loss)(1)	(0.05)	(0.05)		(0.09)	(0.07)	0.01
Net Realized and Unrealized Gain (Loss)	(1.28)	(0.09	)(2)	1.47	4.89	(0.32)

Total from Investment Operations	(1.33)	(0.14)		1.38	4.82	(0.31)

Dividends and Distributions:
Net Investment Loss	—	—		—	(0.13)	—

Total Dividends and Distributions	—	—		—	(0.13)	—

Net Asset Value, End of Year	$17.78	$19.11		$19.25	$17.87	$13.18

Total Return†	(6.96)%	(0.73)%		7.72%	36.86%	(2.30)%

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$4,063	$4,539		$5,076	$5,305	$8,580
Ratio of Net Expenses to Average Net Assets(3)	1.14%	1.40%		1.40%	1.40%	1.40%
Ratio of Expenses to Average Net Assets (Excluding Waivers, Reimbursements and Fees Paid Indirectly)	2.84%	2.88%		2.71%	2.37%	2.12%
Ratio of Net Investment Loss to Average Net Assets	(0.25)%	(0.26)%		(0.46)%	(0.46)%	(0.08)%
Portfolio Turnover Rate	49%	51%		50%	44%	60%

(1)	Per share calculations were performed using average shares for the year.
(2)	The amount shown for a share outstanding throughout the period does not accord with the aggregate net gains on investments for that period because of the sales and repurchase of Fund shares in relation to fluctuating market value of the investments of the Fund.
(3)	The Ratio of Expenses to Average Net Assets includes the effect of fees paid indirectly. If these expense offsets were included, the ratios would have decreased by 1 basis points (bps), 1 bps, 2 bps, 4 bps, and, 3 bps, respectively.
†	Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return would have been lower had certain fees not been waived and/or expenses assumed by the Adviser during the year.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	RHJ SMALL CAP PORTFOLIO

FINANCIAL HIGHLIGHTS

	Selected Per-Share Data & Ratios For a Share Outstanding Throughout Each Year

	Years Ended October 31,
	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Year	$13.61	$17.40	$17.88	$13.23	$13.40

Income (Loss) from Investment Operations:
Net Investment Loss(1)	(0.04)	(0.06)	(0.06)	(0.08)	(0.02)
Net Realized and Unrealized Gain (Loss)	(0.64)	0.83	1.23	4.73	0.44

Total from Investment Operations	(0.68)	0.77	1.17	4.65	0.42

Distributions from:
Net Realized Gain	(2.77)	(4.56)	(1.65)	—	(0.59)
Return of Capital	—	—	—	—	— (2)

Total Distributions	(2.77)	(4.56)	(1.65)	—	(0.59)

Net Asset Value, End of Year	$10.16	$13.61	$17.40	$17.88	$13.23

Total Return†	(5.18)%‡	5.35%‡	7.21%‡	35.15%‡	3.63%

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$41,425	$48,215	$73,780	$96,542	$87,715
Ratio of Net Expenses to Average Net Assets(3)	1.07%	1.19%	1.22%	1.41%	1.32%
Ratio of Expenses to Average Net Assets (Excluding Waivers, Reimbursements and Fees Paid Indirectly)	1.56%	1.67%	1.51%	1.51%	1.44%
Ratio of Net Investment Loss to Average Net Assets	(0.35)%	(0.42)%	(0.38)%	(0.54)%	(0.12)%
Portfolio Turnover Rate	54%	47%	46%	49%	89%

(1)	Per share calculations were performed using average shares for the year.
(2)	Value is less than $0.01 per share.
(3)	The Ratio of Expenses to Average Net Assets includes the effect of fees paid indirectly. If these expense offsets were included, the ratios would have decreased by 2 basis points (bps), 6 bps, 3 bps, 3 bps and 12 bps, respectively.
†	Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
‡	Total return would have been lower had certain fees not been waived and/or expenses assumed by the Adviser during the year.

Amounts designated as “—” are either $0 or have been rounded to $0

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	RHJ MICRO CAP PORTFOLIO

FINANCIAL HIGHLIGHTS

	Selected Per-Share Data & Ratios For a Share Outstanding Throughout Each Year

	Years Ended October 31,
	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Year	$27.53	$27.50	$26.59	$19.11	$16.95

Income (Loss) from Investment Operations:
Net Investment Loss(1)	(0.11)	(0.33)	(0.27)	(0.24)	(0.21)
Net Realized and Unrealized Gain	1.78	0.36	1.17	7.72	2.37

Total from Investment Operations	1.67	0.03	0.90	7.48	2.16

Redemption Fees	— (2)	— (2)	0.01	— (2)	— (2)

Net Asset Value, End of Year	$29.20	$27.53	$27.50	$26.59	$19.11

Total Return†	6.07%	0.11%‡	3.42%	39.14%	12.74%

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$44,888	$43,493	$39,078	$40,109	$33,596
Ratio of Net Expenses to Average Net Assets(3)	1.36%	1.60%	1.53%	1.51%	1.36%
Ratio of Expenses to Average Net Assets (Excluding Waivers, Reimbursements and Fees Paid Indirectly)	1.55%	1.71%	1.54%	1.55%	1.43%
Ratio of Net Investment Loss to Average Net Assets	(0.40)%	(1.14)%	(0.99)%	(1.07)%	(1.14)%
Portfolio Turnover Rate	62%	71%	57%	98%	101%

(1)	Per share calculations were performed using average shares for the year.
(2)	Value is less than $0.01 per share
(3)	The Ratio of Expenses to Average Net Assets includes the effect of fees paid indirectly. If these expense offsets were included, the ratios would have decreased by 1 basis points (bps), 1 bps, 4 bps and 7 bps, respectively.
†	Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
‡	Total return would have been lower had certain fees not been waived and/or expenses assumed by the Adviser during the year.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	RHJ FUNDS
OCTOBER 31, 2016

NOTES TO FINANCIAL STATEMENTS

1.	Organization:

The Advisors’ Inner Circle Fund (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company with 56 funds. The financial statements herein are those of the Rice Hall James SMID Cap Portfolio (“SMID Cap Portfolio”), Rice Hall James Small Cap Portfolio (“Small Cap Portfolio”), and Rice Hall James Micro Cap Portfolio (“Micro Cap Portfolio”) (each a “Fund” and collectively the “Funds”). Each Fund is classified as a “diversified” investment company under the 1940 Act. The investment objective of the SMID Cap Portfolio is maximum capital appreciation. The SMID Cap Portfolio invests primarily (at least 80% of its net assets) in equity securities of U.S. small-and-mid-cap companies with market capitalizations that, at the time of initial purchase, fall within the range of the companies in the Russell 2500 Index at reconstitution each June. The investment objective of the Small Cap Portfolio is maximum capital appreciation. The Small Cap Portfolio invests primarily (at least 80% of its net assets) in equity securities of U.S. small cap companies with market capitalizations that, at the time of initial purchase, fall within the range of the companies in the Russell 2000 Index at reconstitution each June. The investment objective of the Micro Cap Portfolio is maximum capital appreciation. The Micro Cap Portfolio invests primarily (at least 80% of its net assets) in equity securities of U.S. micro cap companies that, at the time of initial purchase, fall within the range of companies in the Russell Microcap Index at reconstitution each June. The financial statements of the remaining funds of the Trust are presented separately. The assets of each fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held.

2.	Significant Accounting Policies:

The following is a summary of the significant accounting policies followed by the Funds. The Funds are investment companies in conformity with U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). Therefore, the Funds follow the accounting and reporting guidelines for investment companies.

Use of Estimates — The preparation of financial statements, in conformity with U.S. GAAP, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

THE ADVISORS’ INNER CIRCLE FUND	RHJ FUNDS
OCTOBER 31, 2016

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on valuation date (or approximately 4:00 pm ET if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. The prices of foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates.

Securities for which market prices are not “readily available” are valued in accordance with fair value procedures established by the Funds’ Board of Trustees (the “Board”). The Funds’ fair value procedures are implemented through a fair value pricing committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using fair value procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the fair value procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. As of October 31, 2016, there were no securities valued in accordance with the fair value procedures.

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session of the exchange on which the security is principally traded.

In accordance with the authoritative guidance on fair value measurement under U.S. GAAP, the Funds disclose fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the

THE ADVISORS’ INNER CIRCLE FUND	RHJ FUNDS
OCTOBER 31, 2016

lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

• Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

• Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speed, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, etc.); and

• Level 3 — Prices, inputs or exotic modeling techniques that are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

As of October 31, 2016, all of the Funds’ investments in securities were considered Level 1, in accordance with the authoritative guidance on fair value measurements under U.S. GAAP. For details of the investment classification, refer to the Schedules of Investments for the SMID Cap Portfolio and Small Cap Portfolio and the Summary Schedule of Investments for the Micro Cap Portfolio.

For the year ended October 31, 2016, there have been no transfers between Level 1 and Level 2 assets and liabilities. For the year ended October 31, 2016, there were no Level 3 securities.

For the year ended October 31, 2016, there have been no significant changes to the Funds’ fair value methodologies.

Federal Income Taxes — It is the Funds’ intention to continue to qualify as regulated investment companies for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended. Accordingly, no provisions for Federal income taxes have been made in the financial statements.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more likely than not” (i.e., a greater than 50% probability) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more likely than not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provision in the current period. However, management’s

THE ADVISORS’ INNER CIRCLE FUND	RHJ FUNDS
OCTOBER 31, 2016

conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 open tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the year ended October 31, 2016, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, statements related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended October 31, 2016, the Funds did not incur any significant interest or penalties.

Security Transactions and Investment Income — Security transactions are accounted for on trade date. Costs used in determining realized gains or losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date.

Expenses — Most expenses of the Trust can be directly attributed to a particular fund. Certain expenses are apportioned among the Trust based on the number of funds and/or relative net assets.

Dividends and Distributions to Shareholders — Each Fund distributes substantially all of its net investment income, if any, quarterly. Any net realized capital gains are distributed at least annually. All distributions are recorded on ex-dividend date.

Redemption Fees — The Micro Cap Portfolio imposes a 2.00% redemption fee on the value of Institutional Class shares redeemed fewer than 90 days from the date of purchase. The redemption fee is recorded as an increase to paid-in capital. The Micro Cap Portfolio imposed redemption fees of $0 and $424, for the years ended October 31, 2016 and October 31, 2015, respectively.

3.	Transactions with Affiliates:

Certain officers of the Trust are also employees of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust, other than the Chief Compliance Officer (“CCO”) as described below, for serving as officers of the Trust.

A portion of the services provided by the CCO and his staff, who are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and service providers as required by SEC regulations. The CCO’s services have been approved by and are reviewed by the Board.

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OCTOBER 31, 2016

4.	Administration, Distribution, Shareholder Servicing, Commission Recapture, Transfer Agent and Custodian Agreements:

The Funds and the Administrator are parties to an Administration Agreement, under which the Administrator provides management and administrative services to the Funds. For these services, the Administrator is paid an asset-based fee, which will vary depending on the number of share classes and the average daily net assets of the Funds. For the year ended October 31, 2016, the SMID Cap Portfolio, Small Cap Portfolio and Micro Cap Portfolio paid $10,253, $108,549 and $100,347, respectively, for these services.

The Trust has adopted a Distribution Plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act, which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. The Plan provides that Investor Class shares of the SMID Cap Portfolio will pay the Distributor a fee not to exceed 0.25% of the SMID Cap Portfolio’s average daily net assets attributable to Investor Class shares from this fee, the Distributor may make payments pursuant to written agreements to financial institutions and intermediaries such as banks, savings and loan associations, insurance companies including, without limit, investment counselors, broker-dealers and the Distributor’s affiliates and subsidiaries (collectively, “Agents”). The fee represents compensation for services and reimbursement of expenses incurred in connection with distribution assistance or provision of shareholder services. The Plan is characterized as a reimbursement plan since the distribution fee will be paid to the Distributor as reimbursement for expenses incurred for distribution-related activity. Investors should understand that some Agents may charge their clients fees in connection with purchases of shares or for the provision of shareholder services with respect to shares.

The Funds direct, via a network of executing brokers, certain fund trades to the Distributor, who pays a portion of the Funds’ expenses. Under this arrangement, the SMID Cap Portfolio, Small Cap Portfolio and the Micro Cap Portfolio had expenses reduced by $435, $7,444 and $4,913, respectively, savings that were used to pay administrative expenses. These amounts are included in “Fees Paid Indirectly” on the Statements of Operations.

Certain brokers, dealers, banks, trust companies and other financial representatives received compensation from the Funds for providing a variety of services, including record keeping and transaction processing. Such fees are based on the assets of the Funds that are serviced by the financial representative. Such fees are paid by the Funds to the extent that the number of accounts serviced by the financial representative multiplied by the account fee charged by the Funds’ transfer agent would not exceed the amount that would have been charged had the accounts serviced by the financial representative been registered directly through the transfer agent. All fees in excess of this calculated amount are paid by Rice Hall James &

THE ADVISORS’ INNER CIRCLE FUND	RHJ FUNDS
OCTOBER 31, 2016

Associates, LLC (the “Adviser”). These fees are disclosed on the Statements of Operations as Shareholder Servicing fees.

DST Systems, Inc. serves as the transfer agent and dividend-disbursing agent for the Funds under a transfer agency agreement with the Trust.

The Funds may earn cash management credits that can be used to offset transfer agent expenses. During the year ended October 31, 2016, the SMID Cap Portfolio, Small Cap Portfolio and the Micro Cap Portfolio earned credits of $146, $182 and $45, respectively, which were used to offset transfer agent expenses. These amounts are included in “Fees Paid Indirectly” on the Statements of Operations.

MUFG Union Bank, N.A. (formerly Union Bank, N.A.) acts as custodian (the “Custodian”) for the Funds. The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds.

5.	Investment Advisory Agreements:

Under the terms of an investment advisory agreement, the Adviser provides investment advisory services to the Funds. For its services, the SMID Cap Portfolio pays the Adviser an annual fee of 0.90% on the first $250 million, 0.80% on the next $250 million and 0.70% for amounts over $500 million, based on the Fund’s average daily net assets. The Small Cap Portfolio and the Micro Cap Portfolio have a fee calculated at an annual rate of 0.80% and 0.75% of each Fund’s average daily net assets, respectively. Effective March 1, 2016, the Adviser has contractually agreed to reduce fees and reimburse expenses in order to keep total annual Fund operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and non-routine expenses (collectively “excluded expenses”)) from exceeding certain levels as set forth below until February 28, 2018. In addition, if at any point total annual Fund operating expenses (not including excluded expenses) are below a Fund’s expense cap, the Adviser may receive from the Fund the difference between total annual Fund operating expenses (not including excluded expenses) and the expense cap to recover all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period during which this agreement, or any prior contractual agreement, was in place.

RHJ Fund	Contractual Expense Limitation
SMID Cap Portfolio	1.00%
Small Cap Portfolio	1.00%
Micro Cap Portfolio	1.25%

Prior to March 1, 2016, the Adviser had contractually agreed to reduce fees and reimburse expenses of the SMID Cap Portfolio and Small Cap Portfolio in order to keep total annual Fund operating expenses (not including excluded expenses) from exceeding 1.40% and 1.25%, respectively, each of the Fund’s average daily net assets.

THE ADVISORS’ INNER CIRCLE FUND	RHJ FUNDS
OCTOBER 31, 2016

Prior to March 1, 2016, the Adviser had voluntarily agreed to reduce fees reimburse expenses of the Micro Cap Portfolio in order to keep its net operating expenses (not including excluded expenses) from exceeding 1.60% of the Fund’s average daily net assets.

As of October 31, 2016, the Adviser may seek as reimbursement of previously waived fees for the Funds as follows:

RHJ Fund	Expiring 2017	Expiring 2018	Expiring 2019	Total
SMID Cap Portfolio	$69,316	$77,634	$71,956	$218,906
Small Cap Portfolio	205,384	226,020	212,011	643,415
Micro Cap Portfolio	—	—	75,076	75,076

Prior to March 1, 2016, the Adviser did not have the ability to recapture previously waived fees or expenses for the Micro Cap Portfolio.

6.	Investment Transactions:

For the year ended October 31, 2016, the purchases and sales of investment securities other than long-term U.S. Government and short-term securities were:

RHJ Fund	Purchases	Sales
SMID Cap Portfolio	$2,025,133	$2,141,399
Small Cap Portfolio	23,482,456	26,333,953
Micro Cap Portfolio	25,424,237	25,785,338

There were no purchases or sales of long-term U.S. Government Securities.

7.	Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during the year. The book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or paid-in capital as appropriate, in the period in which the differences arise.

THE ADVISORS’ INNER CIRCLE FUND	RHJ FUNDS
OCTOBER 31, 2016

Permanent book and tax basis differences are primarily attributable to net operating losses which have been classified to (from) the following for the year ended October 31, 2016:

RHJ Fund	Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)	Paid-in Capital
SMID Cap Portfolio	$17,074	$—	$(17,074)
Micro Cap Portfolio	492,747	—	(492,747)

These reclassifications have no impact on net assets or net asset value per share.

The tax character of dividends and distributions declared during the last two fiscal years was as follows:

	Ordinary Income	Long-Term Capital Gains	Total
Small Cap Portfolio
2016	$1,199,074	$8,585,680	$9,784,754
2015	—	14,030,743	14,030,743

There were no distributions declared during the last two years ended October 31 in the SMID Cap Portfolio and Micro Cap Portfolio.

As of October 31, 2016, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

RHJ Fund	Undistributed Ordinary Income	Undistributed Long- Term Capital Gain	Capital Loss Carryforward	Late-Year Loss Deferral	Unrealized Appreciation	Total Distributable Earnings (Accumulated Losses)
SMID Cap Portfolio	$—	$—	$(2,128,457)	$(8,492)	$344,203	$(1,792,746)
Small Cap Portfolio	—	1,655,164	—	(156,565)	3,932,307	5,430,906
Micro Cap Portfolio	—	—	(486,383)	(83,857)	8,225,149	7,654,909

Deferred late-year losses represent ordinary losses realized on investment transactions from January 1, 2016 through October 31, 2016. For the tax year ended October 31, 2016, the SMID Cap Portfolio, Small Cap Portfolio, and Micro Cap Portfolio elected to treat the qualified ordinary late year losses of $8,492, $156,565, and $83,857 respectively, as arising in the following fiscal year.

For Federal income tax purposes, capital losses incurred in taxable years beginning before December 22, 2010 may be carried forward for a maximum period of eight years and applied against future net capital gains.

THE ADVISORS’ INNER CIRCLE FUND	RHJ FUNDS
OCTOBER 31, 2016

At October 31, 2016, the breakdown of capital loss carryforwards for the Funds was as follows:

RHJ Fund	Expiring October 31,	Amount
SMID Cap Portfolio	2017	$1,954,023
Micro Cap Portfolio	2017	486,383

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. Losses carried forward under these new provisions are as follows:

RHJ Fund	Short-Term	Long-Term	Total Capital Loss Carryforwards
SMID Cap Portfolio	$174,434	$—	$174,434

During the year ended October 31, 2016, the Micro Cap Portfolio utilized capital loss carryforwards of $1,044,893 to offset capital gains.

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments, held by the Funds at October 31, 2016, were as follows:

RHJ Fund	Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation
SMID Cap Portfolio	$3,717,240	$521,201	$(176,998)	$344,203
Small Cap Portfolio	37,586,243	5,661,068	(1,728,761)	3,932,307
Micro Cap Portfolio	37,244,546	9,305,800	(1,080,651)	8,225,149

The preceding differences between book and tax cost are primarily due to wash sales.

8.	Other:

At October 31, 2016, the percentage of total shares outstanding held by a limited number of shareholders for each Fund, (shareholder segments comprised of omnibus

THE ADVISORS’ INNER CIRCLE FUND	RHJ FUNDS
OCTOBER 31, 2016

accounts that were held on behalf of individual shareholders), each owning 10% or greater of the aggregate shares outstanding, was as follows:

RHJ Fund	No. of Shareholders	% Ownership
SMID Cap Portfolio	3	72%
Small Cap Portfolio	2	54%
Micro Cap Portfolio	1	36%

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however, remote, based on experience, the risk of loss from such claims is considered remote.

9.	Change of Independent Registered Public Accounting Firm (Unaudited):

The Funds have selected BBD, LLP (“BBD”) to serve as the Funds’ independent registered public accounting firm for the Funds’ fiscal year ended October 31, 2016. The decision to select BBD was recommended by the Funds’ Audit Committee on May 16, 2016 and was approved by the Funds’ Board of Trustees on May 16, 2016. During the fiscal years ended October 31, 2014 and October 31, 2015, neither the Funds, nor anyone on its behalf, consulted with BBD on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Funds’ financial statements; or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(iv) of said Item 304). The selection of BBD does not reflect any disagreements with or dissatisfaction by the Funds or the Funds’ Board of Trustees with the performance of the Funds’ prior independent registered public accounting firm, PricewaterhouseCoopers LLP (“PwC”), for fiscal year ended October 31, 2015. The decision not to renew the engagement of PwC, effective upon its completion of its audit for the fiscal year ended October 31, 2015, and to select BBD was recommended by the Funds’ Audit Committee and approved by the Funds’ Board of Trustees. PwC’s report on the Funds’ financial statements for the fiscal year ended October 31, 2015 contained no adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. During the Funds’ fiscal year ended October 31, 2015 (i) there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused them to make reference to the subject matter of the disagreements in connection with their reports on the Funds’ financial statements for such years; and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K.

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OCTOBER 31, 2016

10.	Regulatory Matters:

In October 2016, the Securities and Exchange Commission (the “SEC”) released its Final Rule on Investment Company Reporting Modernization (the “Rule”). The Rule which introduces two new regulatory reporting forms for investment companies — Form N-PORT and Form N-CEN — also contains amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments. Although still evaluating the impact of the Rule, management believes that many of the Regulation S-X amendments are consistent with the Funds’ current financial statement presentation and expects that the Fund’s will be able to comply with the Rule’s Regulation S-X amendments by the August 1, 2017 compliance date.

11.	Subsequent Events:

The Funds have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures and/or adjustments to the financial statements were required.

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OCTOBER 31, 2016

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of

The Advisors’ Inner Circle Fund and the Shareholders of

Rice Hall James SMID Cap Portfolio,

Rice Hall James Small Cap Portfolio, and

Rice Hall James Micro Cap Portfolio

We have audited the accompanying statements of assets and liabilities of Rice Hall James SMID Cap Portfolio, Rice Hall James Small Cap Portfolio, and Rice Hall James Micro Cap Portfolio (the “Funds”), each a series of shares of beneficial interest in The Advisors’ Inner Circle Fund, including the schedules of investments for Rice Hall James SMID Cap Portfolio and Rice Hall James Small Cap Portfolio and the summary schedule of investments for Rice Hall James Micro Cap Portfolio, as of October 31, 2016, and the related statements of operations and changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets for the year ended October 31, 2015 and the financial highlights for each of the years in the four-year period ended October 31, 2015 were audited by other auditors whose report, dated December 24, 2015, expressed an unqualified opinion on such statements and financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2016 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Rice Hall James SMID Cap Portfolio, Rice Hall James Small Cap Portfolio, and Rice Hall James Micro Cap Portfolio as of October 31, 2016, and the results of their operations, the changes in their net assets and their financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania

December 21, 2016

THE ADVISORS’ INNER CIRCLE FUND	RHJ FUNDS
OCTOBER 31, 2016

DISCLOSURE OF FUND EXPENSES (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, you hold an investment that is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from a mutual fund’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of a mutual fund’s average net assets; this percentage is known as a mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire period (May 1, 2016 through October 31, 2016).

The table on the following page illustrates your Fund’s costs in two ways.

• Actual Fund Return. This section helps you to estimate the actual expenses, after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

• Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

Note: Because the return is set at 5% for comparison purposes — and does NOT represent your Fund’s actual return — the account values shown may not apply to your specific investment.

THE ADVISORS’ INNER CIRCLE FUND	RHJ FUNDS
OCTOBER 31, 2016

DISCLOSURE OF FUND EXPENSES (Unaudited)

	Beginning Account Value 05/01/16	Ending Account Value 10/31/16	Annualized Expense Ratios	Expenses Paid During Period*
Actual Fund Return
SMID Cap Portfolio	$1,000.00	$972.10	1.00%	$4.97
Small Cap Portfolio	1,000.00	1,020.10	0.99	5.03
Micro Cap Portfolio	1,000.00	1,101.10	1.25	6.59
Hypothetical 5% Return
SMID Cap Portfolio	$1,000.00	$1,020.09	1.00%	$5.10
Small Cap Portfolio	1,000.00	1,020.15	0.99	5.03
Micro Cap Portfolio	1,000.00	1,018.87	1.25	6.33

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one half year period shown).

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OCTOBER 31, 2016

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Set forth below are the names, years of birth, positions with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Trustees.” Messrs. Nesher and

Name and Year of Birth	Position with Trust and length of Time Served[1]	Principal Occupation in the Past Five Years
INTERESTED
TRUSTEES3 4
ROBERT A. NESHER (Born: 1946)	Chairman of the Board of Trustees (Since 1991)	SEI employee 1974 to present; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated.
WILLIAM M. DORAN (Born: 1940)	Trustee (Since 1991)	Self-Employed Consultant since 2003. Partner at Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003. Counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor.
INDEPENDENT
TRUSTEES[4]
JOHN K. DARR (Born: 1944)	Trustee (Since 2008)	Retired. Chief Executive Officer, Office of Finance, Federal Home Loan Banks, from 1992 to 2007.
JOSEPH T. GRAUSE, JR. (Born: 1952)	Trustee (Since 2011)	Self-Employed Consultant since January 2012. Director of Endowments and Foundations, Morningstar Investment Management, Morningstar, Inc., 2010 to 2011. Director of International Consulting and Chief Executive Officer of Morningstar Associates Europe Limited, Morningstar, Inc., 2007 to 2010. Country Manager — Morningstar UK Limited, Morningstar, Inc., 2005 to 2007.

1	Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.
2	Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 act.

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OCTOBER 31, 2016

Doran are Trustees who may be deemed to be “interested” persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-866-474-5669. The following chart lists Trustees and Officers as of October 31, 2016.

Other Directorships Held in the Past Five Years[2]

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Structured Credit Fund, LP, SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments — Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments — Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC and SEI Global Nominee Ltd.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010. Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of SEI Liquid Asset Trust to 2016.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, The Advisors’ Inner Circle Fund III, Winton Series Trust, Winton Diversified Opportunities Fund (closed-end investment company), Gallery Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Investments (Europe), Limited, SEI Investments — Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia), Limited, SEI Global Nominee Ltd. and SEI Investments — Unit Trust Management (UK) Limited. Director of the Distributor since 2003.

Former Directorships: Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Trustee of SEI Liquid Asset Trust to 2016.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds. Director of Federal Home Loan Bank of Pittsburgh, Meals on Wheels, Lewes/Rehoboth Beach and West Rehoboth Land Trust.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds. Director of The Korea Fund, Inc.

3	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.
4	Trustees oversee 56 funds in The Advisors’ Inner Circle Fund.

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OCTOBER 31, 2016

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Name and Year of Birth	Position with Trust and length of Time Served[1]	Principal Occupation in the Past Five Years
INDEPENDENT
TRUSTEES (continued)[3]
MITCHELL A. JOHNSON (Born: 1942)	Trustee (Since 2005)	Retired. Private Investor since 1994.
BETTY L. KRIKORIAN (Born: 1943)	Trustee (Since 2005)	Vice President, Compliance, AARP Financial Inc. from 2008-2010. Self-Employed Legal and Financial Services Consultant since 2003.
BRUCE R. SPECA (Born: 1956)	Trustee (Since 2011)	Global Head of Asset Allocation, Manulife Asset Management (subsidiary of Manulife Financial), 2010 to 2011. Executive Vice President — Investment Management Services, John Hancock Financial Services (subsidiary of Manulife Financial), 2003 to 2010.
GEORGE J. SULLIVAN, JR. (Born: 1942)	Trustee Lead Independent Trustee (Since 1999)	Retired since 2012. Self-Employed Consultant, Newfound Consultants Inc., 1997 to 2011.
OFFICERS
MICHAEL BEATTIE (Born: 1965)	President (since 2011)	Director of Client Service, SEI Investments Company, since 2004.
STEPHEN CONNORS (Born: 1984)	Treasurer, Controller and Chief Financial Officer (since 2015)	Director, SEI Investments, Fund Accounting since 2014. Audit Manager, Deloitte & Touche LLP, from 2011 to 2014. Audit Supervisor, BBD, LLP (formerly Briggs, Bunting & Dougherty, LLP), from 2007 to 2011.

1	Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

THE ADVISORS’ INNER CIRCLE FUND	RHJ FUNDS
OCTOBER 31, 2016

Other Directorships Held in the Past Five Years[2]

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997.

Former Directorships: Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of SEI Liquid Asset Trust to 2016.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds.
Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds.

Current Directorships: Trustee/ Director of State Street Navigator Securities Lending Trust, The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, SEI Structured Credit Fund, LP, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Member of the independent review committee for SEI’s Canadian-registered mutual funds.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010. Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of SEI Liquid Asset Trust to 2016.

None.
None.

2	Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 act.
3	Trustees oversee 56 funds in The Advisors’ Inner Circle Fund.

THE ADVISORS’ INNER CIRCLE FUND	RHJ FUNDS
OCTOBER 31, 2016

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Name and Year of Birth	Position with Trust and length of Time Served	Principal Occupation in the Past Five Years
OFFICERS (continued)
DIANNE M. DESCOTEAUX (Born: 1977)	Vice President and Secretary (Since 2011)	Counsel at SEI Investments since 2010. Associate at Morgan, Lewis & Bockius LLP from 2006 to 2010.
RUSSELL EMERY (Born: 1962)	Chief Compliance Officer (Since 2006)	Chief Compliance Officer of SEI Structured Credit Fund, LP since June 2007. Chief Compliance Officer of SEI Alpha Strategy Portfolios, LP from June 2007 to September 2013. Chief Compliance Officer of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, The Advisors’ Inner Circle Fund III, Winton Series Trust, Winton Diversified Opportunities Fund (closed-end investment company), Gallery Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Chief Compliance Officer of SEI Opportunity Fund, L.P. until 2010. Chief Compliance Officer of O’Connor EQUUS (closed-end investment company) to 2016. Chief Compliance Officer of SEI Liquid Asset Trust to 2016.
LISA WHITTAKER (Born: 1978)	Vice President and Assistant Secretary (Since 2013)	Attorney, SEI Investments Company (2012-present). Associate Counsel and Compliance Officer, The Glenmede Trust Company, N.A. (2011-2012). Associate, Drinker Biddle & Reath LLP (2006-2011).
JOHN Y. KIM (Born: 1981)	Vice President and Assistant Secretary Since 2014)	Attorney, SEI Investments Company (2014-present). Associate, Stradley Ronon Stevens & Young, LLP (2009-2014).
BRIDGET E. SUDALL (Born: 1980)	Anti-Money Laundering Compliance Officer and Privacy Officer (since 2015)	Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners from April 2011 to March 2015. Investor Services Team Lead, Morgan Stanley Alternative Investment Partners from 2007 to 2011.

THE ADVISORS’ INNER CIRCLE FUND	RHJ FUNDS
OCTOBER 31, 2016

Other Directorships Held in the Past Five Years

None.
None.
None.
None.
None.

THE ADVISORS’ INNER CIRCLE FUND	RHJ FUNDS
OCTOBER 31, 2016

BOARD CONSIDERATIONS IN RE-APPROVING THE ADVISORY AGREEMENT (Unaudited)

Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Funds’ advisory agreement must be approved for an initial two-year term (i) by a vote of a majority of the shareholders of the Funds; and (ii) by the vote of a majority of the members of the Board of Trustees (the “Board” or the “Trustees”) of The Advisors’ Inner Circle Fund II (the “Trust”) who are not parties to the agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval. After its initial two-year term, the Funds’ advisory agreement must be renewed: (i) by the vote of the Board or by a vote of a majority of the shareholders of the Funds; and (ii) by the vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such renewal.

A Board meeting was held on May 18, 2016 (the “Board Meeting”) to decide whether to renew the advisory agreement between the Trust, on behalf of each Fund, and the Adviser (the “Prior Agreement”) for an additional one-year term. At the Board Meeting, the Board also considered whether to approve an interim advisory agreement for a term of up to 150 days (the “Interim Agreement”) and a new advisory agreement for an initial term of two years (the “New Agreement”) for the Funds, because the anticipated July 31, 2016 redistribution of a portion of the ownership interests in the Adviser held by Mr. Thomas W. McDowell, Jr., Chief Executive Officer and Chief Investment Officer of the Adviser and portfolio manager of the Funds, to other employees of the Adviser, which caused Mr. McDowell to go from owning 25.4% of the ownership interests in the Adviser to owning less than 25% of the ownership interests in the Adviser (the “Transaction”) may have been considered to have resulted in a change in control of the Adviser under the 1940 Act and, accordingly, in the assignment, and automatic termination, pursuant to Section 15(a)(4) of the 1940 Act, of the Prior Agreement.

At the Board Meeting, in connection with its approval of the Interim Agreement and the New Agreement, the Board considered materials provided by the Adviser and reviewed by the Board in advance of the Board Meeting that detailed, among other things, the terms, conditions and expected timing of the Transaction, the reasons that the Adviser was undergoing the Transaction, the implications of the Transaction on the Adviser’s business and the pre- and post-Transaction structure of the Adviser. In recognition of the fact that the Transaction had not been consummated at the time of the Board Meeting and that the Board was being asked to approve the Adviser as it was expected to exist after the consummation of the Transaction as the investment adviser to the Funds, the materials provided by the Adviser addressed the Adviser as it was expected to exist after the consummation of the Transaction. Representatives of the Adviser, attending the Board Meeting, provided further detail on the matters discussed in such materials and participated in a question and answer session. The Board, in considering the Interim Agreement and the New Agreement in the context

THE ADVISORS’ INNER CIRCLE FUND	RHJ FUNDS
OCTOBER 31, 2016

of the Transaction, relied upon representations from the Adviser that: (i) the Transaction was not expected to result in any material changes to the nature, quality and extent of services provided to the Funds by the Adviser that are discussed below; (ii) the Adviser did not anticipate any material changes to its compliance program or code of ethics in connection with the Transaction; and (iii) the portfolio managers for the Funds were not expected to change in connection with the Transaction.

At the Board Meeting, the Board also considered the terms of the Interim Agreement and the New Agreement and noted that the terms of the Interim Agreement were substantially the same as those of the Prior Agreement, except for the date and certain provisions that are required by law, and that the terms of the New Agreement were identical to those of the Prior Agreement, except for the date. The Board also determined that it was reasonable to take into account the conclusions the Board made when considering and evaluating the renewal of the Prior Agreement as part of its considerations to approve the Interim Agreement and the New Agreement and recommend the approval of the New Agreement to each Fund’s shareholders.

The discussion immediately below outlines the materials and information presented to the Board in connection with the Board’s renewal of the Prior Agreement at the Board Meeting, and the conclusions made by the Board when determining to renew the Prior Agreement for an additional one-year term.

In preparation for the Board Meeting, the Trustees requested that the Adviser furnish information necessary to evaluate the terms of the Prior Agreement. Prior to the Board Meeting, the Independent Trustees met to review and discuss the information provided and submitted a request for additional information to the Adviser, and information was provided in response to this request. The Trustees used this information, as well as other information that the Adviser and other service providers of the Funds presented or submitted to the Board at the Board Meeting and other meetings held during the prior year, to help them decide whether to renew the Prior Agreement for an additional year.

Specifically, the Board requested and received written materials from the Adviser and other service providers of the Funds regarding: (i) the nature, extent and quality of the Adviser’s services; (ii) the Adviser’s investment management personnel; (iii) the Adviser’s operations and financial condition; (iv) the Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the Funds’ advisory fees paid to the Adviser and overall fees and operating expenses compared with peer groups of mutual funds; (vi) the level of the Adviser’s profitability from its relationship with the Funds, including both direct and indirect benefits accruing to the Adviser and its affiliates; (vii) the Adviser’s potential economies of scale; (viii) the Adviser’s compliance program, including a description of material compliance matters and material compliance violations; (ix) the Adviser’s policies on and compliance

THE ADVISORS’ INNER CIRCLE FUND	RHJ FUNDS
OCTOBER 31, 2016

procedures for personal securities transactions; and (x) the Funds’ performance compared with peer groups of mutual funds and the Funds’ benchmark indices.

Representatives from the Adviser, along with other Fund service providers, presented additional information and participated in question and answer sessions at the Board Meeting to help the Trustees evaluate the Adviser’s services, fees and other aspects of the Prior Agreement. The Independent Trustees received advice from independent counsel and met in executive sessions outside the presence of Fund management and the Adviser.

At the Board Meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by the Adviser and other service providers of the Funds, renewed the Prior Agreement. In considering the renewal of the Prior Agreement, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services provided by the Adviser; (ii) the investment performance of the Funds and the Adviser; (iii) the costs of the services provided and profits realized by the Adviser from its relationship with the Funds, including both direct and indirect benefits accruing to the Adviser and its affiliates; (iv) the extent to which economies of scale are being realized by the Adviser; and (v) whether fee levels reflect such economies of scale for the benefit of Fund investors, as discussed in further detail below.

Nature, Extent and Quality of Services Provided by the Adviser. In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed the portfolio management services provided by the Adviser to the Funds, including the quality and continuity of the Adviser’s portfolio management personnel, the resources of the Adviser, and the Adviser’s compliance history and compliance program. The Trustees reviewed the terms of the Prior Agreement. The Trustees also reviewed the Adviser’s investment and risk management approaches for the Funds. The most recent investment adviser registration form (“Form ADV”) for the Adviser was provided to the Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the investment advisory services provided by the Adviser to the Funds.

The Trustees also considered other services provided to the Funds by the Adviser such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Funds’ investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services provided to the Funds by the Adviser were sufficient to support renewal of the Prior Agreement.

Investment Performance of the Funds and the Adviser. The Board was provided with regular reports regarding the Funds’ performance over various time periods,

THE ADVISORS’ INNER CIRCLE FUND	RHJ FUNDS
OCTOBER 31, 2016

including since their inception, and information regarding the Funds’ performance since the Prior Agreement was last renewed. The Trustees also reviewed reports prepared by the Funds’ administrator comparing the Funds’ performance to their benchmark indices and peer groups of mutual funds as classified by Lipper, an independent provider of investment company data, over various periods of time. Representatives from the Adviser provided information regarding and led discussions of factors impacting the performance of the Funds, outlining current market conditions and explaining their expectations and strategies for the future. The Trustees determined that the Funds’ performance was satisfactory, or, where the Funds’ performance was materially below their benchmarks and/or peer groups, the Trustees were satisfied by the reasons for the underperformance and/or the steps taken by the Adviser in an effort to improve the performance of the Funds. Based on this information, the Board concluded, within the context of its full deliberations, that the investment results that the Adviser had been able to achieve for the Funds were sufficient to support renewal of the Prior Agreement.

Costs of Advisory Services, Profitability and Economies of Scale. In considering the advisory fees payable by the Funds to the Adviser, the Trustees reviewed, among other things, a report of the advisory fees paid to the Adviser. The Trustees also reviewed reports prepared by the Funds’ administrator comparing the Funds’ net and gross expense ratios and advisory fees to those paid by peer groups of mutual funds as classified by Lipper. The Trustees reviewed the management fees charged by the Adviser to other clients with comparable mandates. The Trustees considered any differences in management fees and took into account the respective demands, resources and complexity associated with the Funds and other client accounts as well as the extensive regulatory, compliance and tax regimes to which the Funds are subject. The Board concluded, within the context of its full deliberations, that the advisory fees were reasonable in light of the nature and quality of the services rendered by the Adviser.

The Trustees reviewed the costs of services provided by and the profits realized by the Adviser from its relationship with the Funds, including both direct benefits and indirect benefits, such as research and brokerage services received under soft dollar arrangements, accruing to the Adviser and its affiliates. The Trustees considered how the Adviser’s profitability was affected by factors such as its organizational structure and method for allocating expenses. The Trustees concluded that the profit margins of the Adviser with respect to the management of the Funds were not unreasonable. The Board also considered the Adviser’s commitment to managing the Funds and its willingness to continue its expense limitation and fee waiver arrangements with the Funds.

The Trustees considered the Adviser’s views relating to economies of scale in connection with the Funds as Fund assets grow and the extent to which the benefits of any such economies of scale are shared with the Funds and Fund shareholders.

THE ADVISORS’ INNER CIRCLE FUND	RHJ FUNDS
OCTOBER 31, 2016

The Board considered the existence of any economies of scale and whether those were passed along to the Funds’ shareholders through a graduated advisory fee schedule or other means, including fee waivers. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board concluded that the advisory fees were reasonable in light of the information that was provided to the Trustees by the Adviser with respect to economies of scale.

Renewal of the Prior Agreement and Approval of the Interim Agreement and the New Agreement. Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously concluded that the terms of the Prior Agreement, the Interim Agreement and the New Agreement, including the fees payable thereunder, were fair and reasonable and agreed to renew the Prior Agreement for another year, approve the Interim Agreement for a term of up to 150 days, approve the New Agreement for an initial term of two years and recommend the approval of the New Agreement to the Funds’ shareholders. In its deliberations, the Board did not identify any absence of information as material to its decision, or any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

THE ADVISORS’ INNER CIRCLE FUND	RHJ FUNDS
OCTOBER 31, 2016

SHAREHOLDER VOTING RESULTS (Unaudited)

A Special Meeting of the Shareholders of the Rice Hall James Small Cap Portfolio (the “Fund”) was held on October 10, 2016 for the purpose of considering a new Investment Advisory Agreement between the Trust and Rice Hall James & Associates, LLC with respect to the Fund the motion was approved with the following voting results:

	No. of Shares	% of Outstanding Shares	% of Shares Voted
Affirmative	2,610,977	58.99%	86.30%
Against	9,912	0.22%	0.33%
Abstain	404,740	9.15%	13.37%
Total	3,025,629	68.36%	100.00%

THE ADVISORS’ INNER CIRCLE FUND	RHJ FUNDS
OCTOBER 31, 2016

NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders that do not have an October 31, 2016 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2016 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended October 31, 2016, the Funds are designating the following items with regard to distributions paid during the year.

	Long-Term Capital Gain Distributions*	Ordinary Income Distributions*	Total Distributions*	Qualifying for Corporate Dividends Received Deduction(1)	Qualifying Dividend Income(2)	Interest Related Dividend(3)	Short-Term Capital Gain Dividend(4)
SMID Cap Portfolio	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Small Cap Portfolio	87.75%	12.25%	100.00%	32.99%	34.17%	0.00%	100.00%
Micro Cap Portfolio	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%

*	Percentages are calculated over taxable distributions.
(1)	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of “Ordinary Income Distributions” (the total of short term capital gain and net investment income distributions).
(2)	The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of “Ordinary Income Distributions” (the total of short term capital gain and net investment income distributions). It is the intention of the aforementioned Funds to designate the maximum amount permitted by the law.
(3)	The percentage in this column represents the amount of “Interest Related Dividend” and is reflected as a percentage of ordinary income distribution. Interest related dividends are exempted from U.S. withholding tax when paid to foreign investors.
(4)	The percentage of this column represents the amount of “Short Term Capital Gain Dividend” and is reflected as a percentage of short term capital gain distribution that is exempted from U.S. withholding tax when paid to foreign investors.

The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2016. Complete information will be computed and reported in conjunction with your 2016 Form 1099-DIV.

The Rice Hall James Funds

P.O. Box 219009

Kansas City, MO 64121

866-474-5669

www.rhjfunds.com

Adviser:

Rice Hall James & Associates, LLC

600 West Broadway, Suite 1000

San Diego, CA 92101

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, PA 19103

This information must be preceded or accompanied by a

current prospectus for the Funds described.

RHJ-AR-001-1500

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function. There have been no amendments to or waivers granted to this code of ethics.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial experts are John Darr and George Sullivan, and they are independent as defined in Form N-CSR Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by PricewaterhouseCoopers LLP (“PwC”) related to the Trust

PwC billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows:

	2016			2015
	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a) Audit Fees(1)	$49,000	N/A	N/A	$116,100	$0	$0
(b) Audit-Related Fees	$0	$0	$0	$0	$0	$0
(c) Tax Fees	$25,000	$0	$110,000	$25,000	$0	$0
(d) All Other Fees	$0	$0	$0	$0	$0	$4,000

Fees billed by Ernst & Young LLP (“E&Y”) related to the Trust

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows:

	2016			2015
	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a) Audit Fees(1)	$725,065	N/A	N/A	$723,360	N/A	N/A
(b) Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c) Tax Fees	N/A	N/A	N/A	N/A	N/A	N/A
(d) All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

Fees billed by Deloitte & Touche LLP (“D&T”) related to the Trust

D&T billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows:

	2016			2015
	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a) Audit Fees(1)	$160,000	N/A	N/A	$130,000	N/A	N/A
(b) Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c) Tax Fees	$82,450	N/A	N/A	$72,450	N/A	N/A
(d) All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

Fees billed by BBD, LLP (“BBD”) related to the Trust

BBD billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows:

	2016			2015
	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a) Audit Fees(1)	$141,000	N/A	N/A	$110,000	N/A	N/A
(b) Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c) Tax Fees	N/A	N/A	N/A	N/A	N/A	N/A
(d) All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

Notes:

(1)	Audit fees include amounts related to the audit of the Trust’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(e)(1) The Trust’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Funds may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services:

(1) require specific pre-approval; (2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules and whether the provision of such services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (PwC):

	2016	2015
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (E&Y):

	2016	2015
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (D&T):

	2016	2015
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (BBD):

	2016	2015
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by PwC for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $135,000 and $29,000 for 2016 and 2015, respectively.

(g) The aggregate non-audit fees and services billed by E&Y for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $62,500 and $55,300 for 2016 and 2015, respectively.

(g) The aggregate non-audit fees and services billed by D&T for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $82,450 and $72,450 for 2016 and 2015, respectively.

(g) The aggregate non-audit fees and services billed by BBD for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $0 and $0 for 2016 and 2015, respectively.

(h) During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved by the audit committee of Registrant’s Board of Trustees. Included in the audit committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

SCHEDULE OF INVESTMENTS

THE ADVISORS’ INNER CIRCLE FUND	RHJ MICRO CAP PORTFOLIO

OCTOBER 31, 2016

	Shares	Value
COMMON STOCK — 98.2%**

CONSUMER DISCRETIONARY — 18.2%
Build-A-Bear Workshop, Cl A*	6,970	$94,095
Capella Education	7,900	577,490
Cavco Industries*	7,900	729,960
ClubCorp Holdings	31,000	358,050
Crocs*	31,400	241,466
Ethan Allen Interiors	12,400	380,680
Fox Factory Holding*	38,400	833,280
Lifetime Brands	40,356	571,037
Marcus	19,500	516,750
MarineMax*	32,200	642,390
MCBC Holdings	43,100	480,134
Nautilus*	23,500	413,600
Nutrisystem	17,400	551,580
Potbelly*	46,900	612,045
Unifi*	14,700	422,625
Universal Electronics*	10,800	757,620

		8,182,802

CONSUMER STAPLES — 2.8%
Farmer Bros*	21,300	696,510
Inter Parfums	16,700	544,420

		1,240,930

FINANCIALS — 7.6%
First Busey	18,600	429,846
Guaranty Bancorp	25,447	483,493
Heritage Financial	25,300	465,520
Pacific Continental	25,100	430,465
People’s Utah Bancorp	21,713	435,346
State Bank Financial	24,600	542,430
Yadkin Financial	22,200	615,828

		3,402,928

HEALTH CARE — 17.8%
Aceto	18,700	342,771
ANI Pharmaceuticals*	9,700	579,090
Cambrex*	10,400	419,120
Civitas Solutions*	22,200	379,620
Cross Country Healthcare*	61,100	682,487
Exactech*	15,600	376,740
Inogen*	8,100	434,727
LeMaitre Vascular	41,200	862,728
MiMedx Group*	86,700	772,497
Natus Medical*	13,700	539,095
Repligen*	19,800	565,686
Surmodics*	25,500	634,950

	Shares	Value
COMMON STOCK — continued

HEALTH CARE — continued
U.S. Physical Therapy	13,000	$739,700
Vocera Communications*	36,400	669,760

		7,998,971

INDUSTRIALS — 27.8%
AAR	27,300	878,241
Air Transport Services Group*	31,300	414,099
Alamo Group	10,900	707,628
Apogee Enterprises	11,600	472,700
Astronics*	12,511	463,157
Astronics, Cl B*	1,637	60,556
Babcock & Wilcox Enterprises*	21,200	333,688
CBIZ*	41,300	456,365
CRA International	18,900	588,546
Echo Global Logistics*	27,100	574,520
ESCO Technologies	12,500	556,875
Exponent	11,800	675,550
GP Strategies*	25,200	651,420
ICF International*	15,400	714,560
Insperity	8,100	609,120
John Bean Technologies	5,800	463,130
KEYW Holding*	43,700	458,413
Knoll	20,200	437,128
Lydall*	14,600	682,550
Navigant Consulting*	36,200	847,080
Quanex Building Products	32,000	521,600
Sterling Construction*	69,000	502,320
TriMas*	23,300	418,235

		12,487,481

INFORMATION TECHNOLOGY — 18.6%
Allot Communications*	76,400	396,516
Applied Micro Circuits*	54,000	399,600
Autobytel*	41,400	676,890
Brooks Automation	54,600	711,438
Calix*	63,700	398,125
ePlus*	5,200	476,060
Fabrinet*	22,500	854,100
Mesa Laboratories	3,800	479,712
Nanometrics*	19,600	409,444
Park City Group*	42,681	561,255
Photronics*	52,900	513,130
Silver Springs Network*	31,800	447,108
Sykes Enterprises*	13,700	366,338
Tower Semiconductor*	34,500	536,475
Virtusa*	19,300	365,542
WNS Holdings ADR*	27,678	761,145

		8,352,878

SCHEDULE OF INVESTMENTS

THE ADVISORS’ INNER CIRCLE FUND (continued)	RHJ MICRO CAP PORTFOLIO

OCTOBER 31, 2016

	Shares	Value
COMMON STOCK — continued

MATERIALS — 2.0%
Calgon Carbon	29,400	$464,520
Materion	14,200	430,260

		894,780

TELECOMMUNICATION SERVICES — 3.4%
8x8*	37,000	527,250
Vonage Holdings*	146,700	1,006,362

		1,533,612

TOTAL COMMON STOCK (Cost $35,846,317)		44,094,382

SHORT-TERM INVESTMENT (A) — 3.1%

CASH EQUIVALENT
Dreyfus Treasury Cash Management Fund, Cl A, 0.170%
(Cost $1,375,313)	1,375,313	1,375,313

TOTAL INVESTMENTS — 101.3% (Cost $37,221,630)		$45,469,695

Percentages are based on Net Assets of $44,887,762.

*	Non-income producing security.

**	More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.

(A)	The rate reported is the 7-day effective yield as of October 31, 2016.

ADR — American Depositary Receipt

Cl — Class

For information regarding the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to the Fund’s most recent semi-annual and annual financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of

The Advisors’ Inner Circle Fund and the Shareholders of

Rice Hall James Micro Cap Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the summary schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights (included in Item 1 of this Form N-CSR) and the schedule of investments (included in Item 6 of this Form N-CSR) present fairly, in all material respects, the financial position of Rice Hall James Micro Cap Portfolio (one of the funds constituting The Advisors’ Inner Circle Fund, hereafter referred to as the “Fund”) at October 31, 2016, the results of its operations, the statement of changes in nets assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statements of changes in net assets for the year ended October 31, 2015 and the financial highlights for each of the years in the four-year period ended October 31, 2015 were audited by other auditors whose report, dated December 24, 2015, expressed an unqualified opinion on such statements and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2016 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Rice Hall James Micro Cap Portfolio as of October 31, 2016, and the results of its operations, the changes in its net assets and its financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania

December 21, 2016

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the Registrant’s disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c)) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 270.30a-15(b) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.3a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie, President

Date: January 6, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie, President

Date: January 6, 2017

By (Signature and Title)*	/s/ Stephen Connors
Stephen Connors,
Treasurer, Controller and Chief Financial Officer

Date: January 6, 2017

*	Print the name and title of each signing officer under his or her signature.